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                                                                    Exhibit 32.2


      CERTIFICATION PURSUANT SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the quarterly report of Bell Microproducts Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, James E. Illson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 12, 2003                                      /s/ James E. Illson
                                                     Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.